UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: November 10, 2006
(Date of earliest event reported)
ASSISTED LIVING CONCEPTS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State of Incorporation)	001-13498 (Commission File Number)	93-1148702 (IRS employer Identification No.)

111 West Michigan Street		53202
Milwaukee, Wisconsin
(Address of principal executive offices)		(Zip Code)
414-908-8800
(Registrant’s telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.
Item 2.01.	Completion of Acquisition or Disposition of Assets.
Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 8.01.	Other Events.
Item 9.01.	Financial Statements and Exhibits

SIGNATURES
EXHIBIT INDEX
Arrangement Agreement
Separation Agreement
Amended and Restated Articles of Incorporation
Amended and Restated Bylaws
Tax Allocation Agreement
Agreement for Reimbursement Services
2006 Omnibus Incentive Compensation Plan
Employment Agreement - John Buono
Employment Agreement - Eric Fonstad
Credit Agreement dated as of November 10, 2006
Definitive Information Statement
Press Release
     Arrangement Agreement
     Separation Agreement
     Amended and Restated Articles of Incorporation
     Amended and Restated Bylaws
     Separation Agreement (filed under Exhibit No. 2.2 to this Form 8-K)
     Tax Allocation Agreement
     Agreement for Reimbursement Services
     2006 Omnibus Incentive Compensation Plan
     Employment Agreement — John Buono
     Employment Agreement — Eric Fonstad
     Credit Agreement dated as of November 10, 2006
     Definitive Information Statement
     Press Release

Item 1.01. Entry Into a Material Definitive Agreement.
     On November 10, 2006, the separation of Assisted Living Concepts, Inc. (the “Company” or “ALC”) from its parent company, Extendicare Inc. (“Extendicare”), pursuant to a distribution of the Company’s Class A and Class B common stock to the holders of Extendicare subordinate and multiple voting shares, respectively (the “Distribution”), was effected pursuant to a Plan of Arrangement filed with and approved by the Ontario Superior Court of Justice (Commercial List). In connection with the Distribution, ALC, Extendicare and certain other subsidiaries of Extendicare entered into a number of agreements which govern the allocation of assets and liabilities related to ALC’s business and the ongoing relationship between ALC and Extendicare after the separation and Distribution.
     These agreements include the Plan of Arrangement, the Separation Agreement, the Tax Allocation Agreement, the Agreement for Payroll and Benefits Services, the Agreement for Reimbursement Services, the Technology Services Agreement and the Statement of Work related to the Technology Services Agreement, and are described in our Information Statement dated November 10, 2006 and filed as Exhibit 99.1 to this Current Report on Form 8-K (the “Information Statement”).
     The Plan of Arrangement, Separation Agreement, Tax Allocation Agreement, and Agreement for Reimbursement Services are also attached as Exhibits 2.1, 2.2, 10.2 and 10.3, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference. In addition, a copy of the press release announcing the completion of the Distribution is attached as Exhibit 99.2 to this Current Report on Form 8-K, and is incorporated herein by reference.
Item 2.01. Completion of Acquisition or Disposition of Assets.
     In connection with the Distribution, Extendicare and EHSI contributed, sold or otherwise transferred to us certain assets, and we assumed generally all of the liabilities of such assets. The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. In addition, the financial statements relating to the Distribution set forth in the Information Statement, filed as Exhibit 99.1 to this Current Report on Form 8-K, are incorporated by reference herein.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On November 10, 2006, the Company, as borrower, and General Electric Capital Corporation and the Lenders and L/C Issuers party thereto, as lenders, entered into a $100.0 million credit agreement (the “Credit Agreement”). The Credit Agreement is attached as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated by reference herein. A description of the terms of the Credit Agreement is also set forth in the Information Statement, filed as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated by reference herein.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Effective as of the Distribution on November 10, 2006, Richard Bertrand and Laurie Bebo will no longer serve as directors of the Company and Alan Bell, Derek H.L. Buntain, Sir Graham Day, David M. Dunlap, David J. Hennigar, Malen S. Ng, Mel Rhinelander and Charles H. Roadman, II will serve as the Company’s board of directors. A description of the Company’s management, including its directors and officers, is set forth in the Information Statement, filed as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated by reference herein.
     Effective October 30, 2006, Eric Fonstad, age 58, was appointed as Senior Vice President, General Counsel and Secretary of ALC. A copy of Mr. Fonstad’s employment agreement is attached as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated by reference herein. In addition, a copy of

John Buono’s employment agreement is attached as Exhibit 10.5 to this Current Report on Form 8-K and is also incorporated by reference into this Item 5.02.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Our Amended and Restated Articles of Incorporation were approved and adopted by our board of directors and filed with the Secretary of State of Nevada on October 31, 2006, and our Amended and Restated Bylaws were approved and adopted by our board of directors on October 31, 2006.
     A copy of our Amended and Restated Articles of Incorporation and Amended and Restated Bylaws are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
Item 8.01. Other Events.
     On October 31, 2006, our board of directors ratified and approved our 2006 Omnibus Incentive Compensation Plan, a copy of which is attached as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.
     In addition, attached as Exhibit 99.1 to this current report on Form 8-K is the Information Statement of ALC, dated as of November 10, 2006, prepared in connection with Extendicare’s distribution to its subordinate and multiple voting shareholders of all of the outstanding Class A and Class B common stock of the Company.
     Attached hereto as Exhibit 99.2 is a press release published by the Company on November 10, 2006, announcing the successful completion of the Distribution and the regular way trading of the Company’s Class A common stock on the New York Stock Exchange.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits

Exhibit
Number	Description
2.1	Arrangement Agreement

2.2	Separation Agreement

3.1	Amended and Restated Articles of Incorporation

3.2	Amended and Restated Bylaws

10.1	Separation Agreement (filed under Exhibit No. 2.2 to this Form 8-K)

10.2	Tax Allocation Agreement

10.3	Agreement for Reimbursement Services

10.4	2006 Omnibus Incentive Compensation Plan

10.5	Employment Agreement — John Buono

10.6	Employment Agreement — Eric Fonstad

10.7	Credit Agreement dated as of November 10, 2006

99.1	Definitive Information Statement

99.2	Press Release

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: November 10, 2006
By: /s/ John Buono

John Buono
Senior Vice President,
Chief Financial Officer &
Treasurer

EXHIBIT INDEX

Exhibit
Number	Description
2.1	Arrangement Agreement

2.2	Separation Agreement

3.1	Amended and Restated Articles of Incorporation

3.2	Amended and Restated Bylaws

10.1	Separation Agreement (filed under Exhibit No. 2.2 to this Form 8-K)

10.2	Tax Allocation Agreement

10.3	Agreement for Reimbursement Services

10.4	2006 Omnibus Incentive Compensation Plan

10.5	Employment Agreement — John Buono

10.6	Employment Agreement — Eric Fonstad

10.7	Credit Agreement dated as of November 10, 2006

99.1	Definitive Information Statement

99.2	Press Release